                            SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                                (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         CITIZENS FINANCIAL CORPORATION

                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:


         (2) Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         (4) Proposed maximum aggregate value of transaction:


         (5) Total fee paid:


[ ]      Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:


         (2)  Form, Schedule or Registration Statement No.:


         (3)  Filing Party:


         (4)  Date Filed

                         CITIZENS FINANCIAL CORPORATION
                           THE MARKETPLACE, SUITE 300
                             12910 SHELBYVILLE ROAD
                           LOUISVILLE, KENTUCKY 40243


                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, MAY 20, 1999


         The 1999 Annual Meeting of Shareholders of Citizens Financial Corporation will be held at the offices of the Company, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky, on Thursday, May 20, 1999 at 3:00 p.m., Eastern Daylight Time, for the following purposes:

         (1) to elect directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualify (the "ELECTION OF DIRECTORS");

         (2) to consider and act upon a proposal to approve the Company's 1999 Stock Option Plan under which directors and key employees of the Company may be granted options to purchase, subject to certain limitations, shares of the Company's Class A Common Stock (the "PROPOSED STOCK OPTION PLAN"); and

         (3) to transact such other business as may properly come before the Meeting or any adjournments thereof, including matters incident to its conduct.

         Please consult the accompanying Proxy Statement for further information concerning the Meeting, the Election of Directors, the Proposed Stock Option Plan and other matters.

         April 16, 1999 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Accordingly, only shareholders of record at the close of business on that date are entitled to vote at the Meeting or any adjournments thereof.

         You are cordially invited to attend the Meeting in person. If you cannot, please sign and date the accompanying form of Proxy and return it promptly in the return envelope enclosed for your use. No postage is required if the envelope is mailed in the United States.

                                        By Authority of the Board of Directors


                                        DARRELL R. WELLS
                                          PRESIDENT AND CHIEF
                                          EXECUTIVE OFFICER

April 22, 1999

                         CITIZENS FINANCIAL CORPORATION
                           THE MARKETPLACE, SUITE 300
                             12910 SHELBYVILLE ROAD
                           LOUISVILLE, KENTUCKY 40243


                                 PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

         The Board of Directors of Citizens Financial Corporation (the "COMPANY") is soliciting proxies to be voted at the 1999 Annual Meeting of Shareholders of the Company to be held on Thursday, May 20, 1999, at 3:00 p.m., Eastern Daylight Time, at the offices of the Company, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243, and at any adjournments thereof (the "MEETING").

         If the accompanying form of Proxy is properly signed and returned prior to the Meeting, the shares it represents will be voted at the Meeting in accordance with the directions, if any, noted thereon; or, if no contrary directions are given, they will be voted [i] in the election of directors as hereinafter described, [ii] for approval of the Company's 1999 Stock Option Plan, and [iii] on any other matters that may come before the Meeting, including matters incident to its conduct. Any shareholder giving a proxy may revoke it at any time before the shares it represents are voted by giving written notice of such revocation to the Secretary of the Company at the address shown above.

         The accompanying form of Proxy may not be used [i] to authorize shares to be voted by anyone other than the persons named therein or substitutes appointed by the Board of Directors or [ii] to vote in the election of directors with respect to nominees other than those named herein or substitutes appointed by the Board of Directors.

         This Proxy Statement and the accompanying form of Proxy are being first released to shareholders on or about April 22, 1999.

                                VOTING AT MEETING

         Only shareholders of record of the Company's Class A Stock (the "CLASS A STOCK"), at the close of business on April 16, 1999 (the "RECORD DATE"), are entitled to notice of, and to vote in person or by duly authorized proxy at, the Meeting. On the Record Date, there were 1,800,315 shares of the Class A Stock outstanding and entitled to vote. Each such share is entitled to one vote on the proposal to approve the Company's 1999 Stock Option Plan and on all other matters that may come before the Meeting other than the election of directors. In the election of directors, a shareholder is entitled by Kentucky law to exercise "cumulative" voting rights; that is, the shareholder is entitled to cast as many votes as equals the number of shares owned by the shareholder multiplied by the number of directors to be elected and may cast all such votes for a single director nominee or distribute them among the nominees in any manner the shareholder may see fit. Proxies received may be voted cumulatively. See "DISCRETIONARY AUTHORITY IN ELECTION OF DIRECTORS," below.

         Under Kentucky law, abstentions and broker non-votes on any matter are not counted in determining the number of votes required for election of a director or passage of any matter submitted to shareholders, including the proposal to approve the Company's 1999 Stock Option Plan. Abstentions and broker non-votes are counted for purposes of determining the existence of a quorum.

                                    IMPORTANT

SHAREHOLDERS CAN HELP THE COMPANY AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE
NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table reflects certain information regarding the beneficial ownership of the Class A Stock held as of the Record Date [i] by the only person known by the Company to own beneficially more than five percent (5%) of the Class A Stock and [ii] by the directors and the executive officers of the Company as a group. Unless otherwise indicated, the Company believes that each person named or included below has sole voting and investment power with respect to the Class A Stock attributed to such person.

                                                 OWNERSHIP OF CLASS A STOCK
                                                              PERCENT OF
       SHAREHOLDER                                 SHARES       CLASS

     5% HOLDER

     Darrell R. Wells
     Suite 310, 4350 Brownsboro Road
     Louisville, Kentucky 40207                     955,322<F1>   53.06%

     DIRECTORS AND EXECUTIVE OFFICERS
     AS A GROUP

     14 persons                                   1,044,663       58.03%

__________________
<F1> Mr. Wells shares voting and investment  power with respect to 67,315 shares of the Class A Stock. Frank T. Kiley, who beneficially owns 24,303 shares of the Class A Stock, may be deemed to be affiliated with Mr. Wells for certain purposes.

                              ELECTION OF DIRECTORS

         At the Meeting, a full Board of Directors will be elected to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualify. The Bylaws of the Company provide that the Board of Directors shall consist of eight (8) persons.

         Unless a proxy is marked to give a different direction, the shares it represents will be voted to elect the eight (8) persons named in the following table, subject to the matters described in "DISCRETIONARY AUTHORITY IN ELECTION OF DIRECTORS," below. All of the nominees were elected at the 1998 Annual Meeting of Shareholders and in previous years as shown in the table. The terms of all present directors will expire at the conclusion of the election of directors at the Meeting. All of the nominees have agreed to serve if elected. If there are more nominees at the Meeting than there are directorships, the nominees receiving the highest number of votes will be elected to the available directorships.

                                                                                                 OWNERSHIP OF
                                                                                               CLASS A STOCK<F1>
                                           PRINCIPAL OCCUPATION(S)
  NAME, AGE, AND PRESENT                   OR EMPLOYMENT(S) DURING
POSITIONS WITH THE COMPANY    DIRECTOR      PAST FIVE OR MORE YEARS                                             PERCENT
  AND CITIZENS SECURITY<F2>    SINCE       AND CERTAIN DIRECTORSHIPS<F3>                        SHARES          OF CLASS


John H. Harralson, Jr.        1990       Publisher, Southern Publishing d/b/a                   12,468          0.69%
71                                       The Voice Tribune (suburban newspaper
Director of the Company                  publishing), Louisville, Kentucky
and Citizens Security

Lane A. Hersman               1995       Present principal positions with the Company and       5,700            0.32%
47                                       Citizens Security since July, 1995; formerly
Executive Vice President                 senior financial management positions with
and Chief Operating Officer              the Company since 1991 and Citizens Security
and Director of the                      since 1988
Company; President and
Chief Executive Officer and
Director of Citizens
Security

Frank T. Kiley                1990       Principal, Security Management Company                24,303            1.35%
52                                       (investments and investment management),
Director of the Company                  Louisville, Kentucky

Charles A. Mays               1994       Executive Vice President and Chief Financial           2,500            0.14%
60                                       Officer, Commonwealth Bank and Trust
Director of the Company                  Company, Louisville, Kentucky
and Citizens Security

Earle V. Powell               1990       Retired; Trustee, Kentucky Teachers                   16,465            0.91%
82                                       Retirement Board
Director of the Company
and Citizens Security

Thomas G. Ward                1990       President, Third Kentucky Cellular                    24,169            1.34%
61                                       Corporation (telecommunications),
Director of the Company                  Lexington, Kentucky since 1995; President,
and Citizens Security                    Texas 5 Corporation (telecommunications),
                                         Lexington, Kentucky since 1990

Darrell R. Wells<F4>          1990       General Partner, Security Management                 955,322           53.06%
56                                       Company (investments and investment
President and Chief Executive            management), Louisville, Kentucky.
Officer, Director and                    Director, Churchill Downs Incorporated
Chairman of the Board                    and Jundt Growth Fund
of the Company

Margaret A. Wells<F4>         1993       Homemaker and civic                                  955,322           53.06%
52                                       volunteer
Director of the Company

_________________________
<F1> Amounts as of the Record Date as furnished  by persons  named in the table.
     All nominees have sole voting and investment power with respect to their beneficially owned shares except for Mr. Wells as to the shares described in Note 1 under "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" and Ms. Wells as to shares beneficially owned by Mr. Wells. See
     Note 4.

<F2> Citizens  Security Life  Insurance  Company  ("CITIZENS  SECURITY") was the
     Company's corporate predecessor and is now its principal subsidiary.

<F3> Directorships  in  publicly-held  companies  other  than  the  Company,  in registered investment companies and, in the case of certain directors, other organizations deemed material by them.

<F4> Darrell R. Wells is the husband of  Margaret  A.  Wells.  Under the federal securities laws, a director is presumed to be the beneficial owner of securities held by members of the director's immediate family sharing the director's household. Accordingly, the shares reported as beneficially owned by Mr. Wells and Ms. Wells are the same shares. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."

         Five (5) meetings of the Board of Directors were held during 1998. The Board of Directors has delegated certain functions to standing committees of the Board. The Executive Committee is authorized to perform all of the functions of the Board of Directors except as limited by the Company's Articles of Incorporation and Bylaws and by certain provisions contained in the resolution creating the Executive Committee. The Executive Committee held one (1) meeting during 1998. The members of the Executive Committee for 1998 were Messrs. Wells, Hersman, Kiley and Mays. The Audit Committee's prescribed functions are [i] to recommend to the Board of Directors the accounting firm to be selected as the independent auditors for the Company and its subsidiaries and [ii] to act on behalf of the Board in meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, and the scope of the respective audits of the independent auditors and any internal auditor of the Company. In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations it may have to the Board with respect to financial reporting and accounting practices, policies, controls and safeguards. The Audit Committee held one (1) meeting during 1998. The members of the Audit Committee for 1998 were Ms. Wells and Messrs. Harralson, Kiley, Mays, Powell, Ward, and Wells. The Company has not established standing nominating or compensation committees or committees performing similar functions. All directors attended 75% or more of the combined total of the meetings of the Board of Directors and of all committees on which they served.

                DISCRETIONARY AUTHORITY IN ELECTION OF DIRECTORS

         The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve as a director. If any nominee should become unavailable before the Meeting, the persons named in the accompanying form of Proxy, or their substitutes, reserve the right to vote for a substitute nominee selected by the Board of Directors. In addition, if any shareholder or shareholders shall vote shares cumulatively or otherwise for the election of a director or directors other than the nominees named above, or substitute nominees, or for less than all of them, the persons named in the accompanying form of Proxy, or their substitutes, reserve the right to vote cumulatively for some number less than all of the nominees named above or any substitute nominees, and for such of the persons nominated as they may choose.

         If for any reason more than eight (8) persons are to be elected directors, the persons named in the accompanying form of Proxy, or their substitutes, are not authorized to vote shares represented by proxies received for more than eight (8) nominees. If for any reason less than eight (8) persons are to be elected directors, the persons named in the accompanying form of Proxy, or their substitutes, reserve the right to vote such shares for nominees equal in number to the number to be elected from among those named above or substitute nominees.

                       EXECUTIVE OFFICERS OF THE COMPANY

         The Company's executive officers, as listed below, are elected annually to their executive offices and serve at the pleasure of the Board of Directors.

                               PRESENT POSITIONS WITH THE                           PRINCIPAL OCCUPATION
      NAME/AGE              COMPANY AND/OR CITIZENS SECURITY<F1>                 IN PAST FIVE OR MORE YEARS

Darrell R. Wells               President and Chief Executive                General Partner, Security Management
56                             Officer, Director and Chairman               Company (investments and investments
                               of the Board of the Company                  management), Louisville, Kentucky

Lane A. Hersman                Executive Vice President and                 Present principal positions with the
47                             Chief Operating Officer and                  Company and with Citizens Security since
                               Director of the Company;                     July, 1995; formerly senior financial
                               President and  Chief Executive               managent positions with the Company
                               Officer and Director of Citizens             since 1991 and with Citizens Security
                               Security                                     since 1988


                                        4



                               PRESENT POSITIONS WITH THE                           PRINCIPAL OCCUPATION
      NAME/AGE              COMPANY AND/OR CITIZENS SECURITY<F1>                 IN PAST FIVE OR MORE YEARS

Robert N. Greenwood            Vice President, Operations, of the           Present position with the Company since
64                             Company; Senior Vice President,              1992 and with Citizens Security since
                               Operations, of Citizens Security             1989

James L. Head                  Vice President, Administration,              Present position with the Company since
65                             of the Company; Senior Vice                  1992 and with Citizens Security since
                               President, Administration, of                1990
                               Citizens Security

Stephen L. Marco               Vice President and Chief Actuary             Present positions with the Company since
48                             of the Company; Senior Vice                  1993 and with Citizens Security since
                               President and Chief Actuary                  1992
                               of Citizens Security

Paul M. Marquess               Vice President, Agency, of the               Present positions with the Company
61                             Company; Senior Vice President,              and Citizens Security since June, 1996;
                               Agency, of Citizens Security                 formerly Manager, Management Develop-
                                                                            ment, Agency Group, Providian Corpo-
                                                                            ration (insurance holding corporation)

Brent L. Nemec                 Vice President, Accounting and               Present positions with the Company and
44                             Chief Financial Officer, and Treasurer       Citizens Security since July, 1996;
                               of the Company; Senior Vice                  formerly Second Vice President, Finan-
                               President, Chief Financial Officer,          cial Reporting, Agency Group, Providian
                               and Treasurer of Citizens Security           Corporation (insurance holding corpora-
                                                                            tion)

Tonya G. Crawford              Vice President, Pre-Need,                    Present position with the Company since
36                             Company and Senior Vice President,           February, 1999 and with Citizens Secu-
                               Pre-Need of Citizens Security                rity since November, 1998, formerly Di-
                                                                            rector and Director of Operations of United
                                                                            Liberty Life Insurance Company (acquired
                                                                            by Citiens Security in 1998)


_________________________
<F1> Citizens  Security Life  Insurance  Company  ("CITIZENS  SECURITY") was the
     Company's corporate predecessor and is now its principal subsidiary. Certain of the above-named officers hold comparable offices in United Liberty Life Insurance Company, a subsidiary of Citizens Security.

                             EXECUTIVE COMPENSATION

         The following table provides certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's President and Chief Executive Officer and its Executive Vice President and Chief Operating Officer (together, the "NAMED EXECUTIVE OFFICERS") for the fiscal years ended December 31, 1998, 1997 and 1996. Disclosure for the remaining executive officers is not required because none had annual salary and bonus that exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                     OTHER
                                                                                     ANNUAL            ALL OTHER
    NAME AND PRINCIPAL POSITIONS         YEAR     SALARY            BONUS        COMPENSATION        COMPENSATION

Darrell R. Wells, President and          1998      $      0         $0                $0              $    0
Chief Executive Officer, Director        1997      $      0         $0                $0              $    0
and Chairman of the Board<F1>            1996      $      0         $0                $0              $    0

Lane A. Hersman, Executive               1998      $109,778         $0                $0<F2>          $2,933<F3>
Vice President and Chief Operating       1997      $109,100         $0                $0<F2>          $2,400<F3>
Officer and Director                     1996      $103,750         $0                $0<F2>          $1,126<F3>


_________________________
<F1> Mr. Wells does not receive any compensation for serving as an officer.

<F2> Other Annual Compensation consists of personal use of an automobile.  The aggregate cost to the Company of such personal benefits did not exceed the lesser of $50,000 or 10% of the annual salary received by Mr. Hersman.

<F3> Includes contribution by the Company to Mr. Hersman's account under the
     Company's 401(k) plan (beginning in 1997) and term life insurance premiums.

         The following table provides information with respect to the Named Executive Officers concerning options to purchase the Class A Stock:

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                NUMBER OF           VALUE OF UNEXERCISED
                                                               UNEXERCISED             IN-THE-MONEY
                                                             OPTIONS/SARS AT           OPTIONS/SARS
                                                                 YEAR-END               AT YEAR-END
                       SHARES ACQUIRED                       EXERCISABLE/               EXERCISABLE
      NAME               ON EXERCISE      VALUE REALIZED     UNEXERCISABLE             UNEXERCISABLE

Darrell R. Wells            0                    0                0/0                      $0/$0
Lane A. Hersman           5,000               $18,750             0/0                      $0/$0

         Each member of the Board of Directors who is not a full-time employee of the Company or its subsidiaries or who is not otherwise compensated as such receives a fee of $7,600 per year.

                        PROPOSED 1999 STOCK OPTION PLAN

         On March 31, 1999, the Board of Directors adopted the Citizens Financial Corporation 1999 Stock Option Plan (the "1999 OPTION PLAN"), which also became effective on the same date, subject to the approval of shareholders at the Meeting. The purpose of the 1999 Option Plan is to promote the Company's interest by affording an incentive to key employees to remain in the employ of the Company and its subsidiaries and to use their best efforts on its behalf and to aid the Company and its subsidiaries in attracting, maintaining and developing capable personnel of a caliber required to ensure the continued success of the Company and its subsidiaries.

         At the Meeting, the shareholders will be asked to approve the 1999 Option Plan. Approval of the 1999 Option Plan by the Company's shareholders is required to qualify the options for favorable tax treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "CODE"). The 1999 Option Plan will not become effective unless approved by the holders of record of a majority of the shares of the Company's Class A Stock present in person or represented by proxy at the Meeting. Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of the 1999 Option Plan.

         The following constitutes a brief discussion of the material features of the 1999 Option Plan and is qualified in its entirety by reference to the copy of the 1999 Option Plan which is attached as Appendix A to this Proxy Statement. The 1999 Option Plan permits the grant of both incentive stock options (" ISOS"), within the meaning of Code Section 422, and nonqualified stock options ("NSOS"). All key employees, including officers and directors that are key employees of the Company or its subsidiaries, may be granted ISOs and NSOs. Non-employee directors of the Company or its subsidiaries are eligible only to receive NSOs. As of April 15, 1999, the Company had about 70 employees and directors eligible to receive stock options.

         A total of 110,000 shares of Class A Stock will be reserved for issuance under the 1999 Option Plan (representing about six percent (6%) of the total number of shares of Class A Stock outstanding on April 15, 1999, as adjusted to reflect the issuance of such additional shares). The shares to be issued under the 1999 Option Plan will be currently authorized but unissued shares of Class A Stock of the Company. The number of shares of the Company's Class A Stock available under the 1999 Option Plan or under an option will be automatically adjusted in the event of a stock dividend, stock split, reorganization, merger, consolidation or a combination or exchange of shares. Shares of the Company's Class A Stock subject to unexercised options that expire or are terminated before the end of the period during which options may be granted will be restored to the number of shares available for issuance under the 1999 Option Plan. The Class A Stock is currently eligible for quotation on the National Association of Securities Dealers, Inc.'s Small-Cap Market ("NASDAQ") under the trading symbol CNFL. The last sale price of the Class A Stock on or before April 15, 1999, as reported by NASDAQ, was $10.625.

         The 1999 Option Plan will be administered by the Board of Directors. The Board of Directors decides which key employees and directors will be granted options. The Board also decides the terms and conditions of the options granted, consistent with the terms of the 1999 Option Plan. The Board of Directors will make any other determinations necessary or advisable for the administration of the 1999 Option Plan.

         Each option granted under the 1999 Option Plan will be evidenced by a binding agreement between the employee or director and the Company. The option agreement will set forth the terms and conditions of the option, including the purchase price for the shares upon exercise of the option (the "OPTION PRICE"), the period during which the option is exercisable, the time or times when the option vests, whether the vesting of the option will be accelerated upon death, disability or a change in control event, whether the option is a performance-based option and the terms thereof, and other terms considered appropriate or desirable by the Board of Directors that are not inconsistent with the terms of the 1999 Option Plan. The maximum term of each ISO is ten (10) years except for an ISO granted to an employee beneficially owning more than ten percent (10%) of the voting stock of the employer corporation and its parent and subsidiary corporations ("TEN PERCENT SHAREHOLDER"). The maximum term for an ISO granted to a Ten Percent Shareholder is five (5) years from the date of grant. The Option Price for an ISO granted under the 1999 Option Plan must be at least 100% of the fair market value of such shares on the date of grant or, in the case of an ISO granted to a Ten Percent Shareholder, 110% of the fair market value of such shares on such date. The Option Price for an NSO will be established by the Board of Directors and is not required to be the fair market value of the shares as of the date of grant. There is also a $100,000 limit on the value of stock (determined as of the date of grant) covered by ISOs that first become exercisable by an employee in any calendar year.

         No part of any option may be exercised to the extent that the exercise would cause the employee or director to have compensation from the Company or its affiliates for any year in excess of $1,000,000 and which is nondeductible by the Company or its affiliates pursuant to Code Section 162(m). The Option Price may be paid in cash by the employee or director or, in the case of a cashless exercise, by a broker utilized by the employee or director, or in such other consideration that the Board of Directors considers appropriate, including Class A Stock already owned by the employee or director.

         Options granted pursuant to the 1999 Option Plan are not transferable except upon the death of an employee or director, in which event, they may be transferred only in accordance with and to the extent provided for in the laws of descent and distribution.

         The 1999 Option Plan is scheduled to end March 30, 2009 unless sooner terminated by the Board. At that time, no further options may be granted under the 1999 Option Plan. The Board may amend the 1999 Option Plan at any time, except that the following amendments require shareholder approval: [i] any change to the classes of persons eligible to receive ISOs, [ii] an increase the maximum number of shares available for option under the 1999 Option Plan, or [iii] any change that would require shareholder approval under applicable federal or state law.

         ISOs granted under the 1999 Option Plan are intended to be "incentive stock options" as defined by Code Section 422. An employee generally will not realize taxable income upon either the grant or the exercise of an ISO. If the employee does not sell or otherwise dispose of the shares of the Company's Class A Stock acquired upon exercising an ISO within either (i) two (2) years after the grant of the ISO, or (ii) one (1) year after the date shares of the Company's Class A Stock are transferred to the employee pursuant to the exercise of the ISO, any gain upon a subsequent disposition of the shares will be taxed to the employee at capital gain tax rates. If the employee disposes of the shares within either of these periods, the employee will recognize ordinary income in the year of the early disposition in an amount equal to the difference between the Option Price and the fair market value of the shares on the date of exercise. Any remaining gain (the difference between the sale price and the employee's tax basis in the shares) is taxed to the employee as long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. The employee's tax basis in the shares is equal to the Option Price plus the amount of ordinary income recognized.

The Company receives no tax deduction in connection with the grant or exercise of an ISO except to the extent the employee is required to treat gain at the time of sale as ordinary income due to early disposition of the shares. The Company is entitled to such deduction in the same tax year as the early disposition of the shares occurs equal to the amount of ordinary income recognized by the employee.

         The excess of the market price of the shares at the time the ISO is exercised over the Option Price of the option is an item of tax preference for purposes of computing any liability for the "alternative minimum tax" under Code
Section 55 in the year the option is exercised. Liability for the alternative minimum tax is complex and depends upon an individual's overall tax situation.

         Employees and directors receiving NSOs are not taxed when the option is granted. However, unlike an ISO, the employee or director is taxed, at ordinary income tax rates, in the year the NSO is exercised, or, with respect to directors and key employees who are considered "insiders," the first day on which the sale of the shares at a profit would not subject the employee or director to liability under Section 16(b) of the Securities Exchange Act of 1934 (assuming the employee or director does not make an election to be taxed at the time of exercise), on the difference between the market price of the shares on such date over the Option Price. The Company generally is allowed a tax deduction equal to the amount of ordinary income recognized by the employee or director. The employee or director's tax basis in the shares acquired pursuant to the exercise of an NSO is equal to the Option Price plus the amount of ordinary income recognized. Any gain or loss on the subsequent sale or other disposition of the shares is recognized by the employee or director as long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less.

         The above described tax treatment for NSOs assumes there is no readily ascertainable market value for the options when granted. NSOs granted under the 1999 Option Plan normally will not have a readily ascertainable fair market value when granted. If there is a readily ascertainable fair market value, the employee or director will recognize ordinary income at the time of the grant in the amount of the fair market value of the option and the Company is entitled to a corresponding tax deduction. The exercise of the option will not result in any further taxable income. The employee or director's tax basis in shares is the Option Price plus the value of the option when granted. The 1999 Option Plan also allows the Option Price for an NSO to be less than fair market value of the shares at the time of grant. Deeply discounted options may also cause the employee or director to recognize ordinary income at the time the option is granted.

         Special rules apply if, as permitted by the 1999 Option Plan, the employee or director pays all or a portion of the Option Price for an option with stock (by delivering previously acquired shares) or by cashless exercise (by selling shares through a broker):

         USING STOCK TO PAY THE OPTION PRICE: An employee or director who chooses to pay with stock will generally recognize no gain or loss on the shares tendered (except for the ordinary income recognized on the early disposition of shares if the shares tendered were acquired by the exercise of an ISO -- see the tax discussion above for ISOs). The number of shares received on the exercise of the option equal to the number of shares used to pay the Option Price has a tax basis equal to the employee's or director's tax basis in the shares used to pay the Option Price. The employee or director is treated as having acquired the remaining shares without consideration. If the option is an NSO, the market price of those shares is taxed to the employee or director as ordinary income and the employee or director will have a tax basis in the shares equal to the gain recognized plus any cash paid. If the option is an ISO, the employee or director will recognize no taxable income with respect to the remaining shares received but those shares will have a zero tax basis. The employee or director's holding period in the number of shares received pursuant to exercise of the option equal to the number of shares used to pay the Option Price includes the employee or director's holding period in the shares used to pay the Option Price for those shares. The employee or director's holding period in the remaining shares received begins on the date the employee or director acquires those shares pursuant to the exercise of the option.

         USING THE CASHLESS EXERCISE METHOD: When a broker sells a portion of the shares the employee or director is purchasing under the option to pay the Option Price and applicable withholding taxes, the employee or director will recognize capital gain or loss as the employee or director would for any disposition of stock. The amount of the gain or loss will be equal to the difference between the sale price and the employee or director's tax basis in the shares. Since the employee or director's tax basis in the shares is equal to the Option Price plus any ordinary income recognized on exercise of the option, in many cases the employee or director will have no capital gain or loss (for example, where the exercise of the option and sale of sufficient shares to pay the option price and withholding occurs simultaneously). In that case, the only gain recognized is the ordinary income recognized by the employee or director on the exercise of an NSO, or if the employee is using the cashless exercise method with an ISO, the amount of the ordinary income recognized on the early disposition of the ISO shares used to pay the Option Price.

         The employee or director must make arrangements to pay to the Company, at the time of exercise in the case of an NSO, any federal, state or local taxes required to be withheld.

         The  foregoing  tax   discussion   describes  the  federal  income  tax
consequences. Different state or local tax consequences may apply.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE PROPOSAL TO ADOPT THE CITIZENS FINANCIAL CORPORATION 1999 STOCK OPTION PLAN.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         The Securities Exchange Act of 1934 requires the Company's directors and executive officers and any person beneficially owning more than ten percent (10%) of the Class A Stock to file certain reports of ownership and changes in ownership of the Class A Stock with the Securities and Exchange Commission ("SEC"). Based solely on its review of reports filed with the SEC, the Company believes that all filing requirements applicable to its directors, executive officers, and ten percent (10%) beneficial owners were satisfied during 1998.

        CERTAIN TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

         Darrell R. Wells, the Company's president and chief executive officer, provides securities portfolio management under contracts with the Company and its insurance subsidiaries through SMC Advisors, Inc. ("SMC") of which he is the principal officer, a director, and the sole shareholder. Frank T. Kiley, a director of the Company, is also an officer and director of SMC. The contracts provide for annual fixed fees and incentive compensation equal to five percent (5%) of the sum of any net gain derived from adding net realized capital gains and losses and net unrealized capital gains and losses in the bond and stock portfolios of the Company and its insurance subsidiaries during each year. Total fixed fees incurred by the Company under these contracts for 1997 were $30,000 (equal to about 0.04% of average cash and invested assets during 1997). Additionally, $306,747 in incentive fees were incurred for 1997 (equal to about 0.47% of average cash and invested assets during 1997). Total fixed fees incurred by the Company under these contracts for 1998 were $34,500 (equal to about 0.03 % of average cash and invested assets during 1998). Additionally, $196,904 in incentive fees were incurred for 1998 (equal to about 0.20% of average cash and invested assets during 1998). Any excess of net realized and unrealized capital losses over net realized and unrealized capital gains at the end of a year is not carried forward to the next year. The contracts provide for automatic renewal for successive one-year periods unless either party gives at least 30 days' notice of termination as of the end of the then current period. The contracts have been renewed for 1999. The contracts are also subject to termination in certain events of default or insolvency. Portfolio investments are limited to investments that are eligible under the Kentucky Insurance Code and regulations and are to be in accordance with the overall investment policies of the Company and its insurance subsidiaries.

         In connection with its acquisition of Integrity National Life Insurance Company in 1995, the Company obtained $6,400,000 in financing from a commercial bank. As part of its security for the financing, the bank required that Mr. Wells personally guarantee $2,000,000 of the financing. In consideration of the guaranty by Mr. Wells, the Company entered into a guarantor's compensation agreement with Mr. Wells under which the Company paid a fee of 10% of the $2,000,000 amount guaranteed by Mr. Wells (that is, $200,000) on the date of the bank financing and agreed to pay a further guaranty fee on each anniversary thereof as long as the Mr. Wells' guaranty remained outstanding. (The original fee was paid by a note that the Company repaid on April 7, 1997 with interest of $29,743.) The original agreement called for annual fees to be based on a percentage of the outstanding principal balance of the amount guaranteed by Mr. Wells, beginning with 10% on the first anniversary and thereafter decreasing in stages to 0.5% on the last anniversary before maturity, for an average percentage fee of 4.21% per annum over the entire term.

         In 1996, the Company and Mr. Wells amended the agreement. In lieu of paying Mr. Wells the fee of

$200,000 called for by the agreement on the first anniversary of the bank financing, the Company agreed to pay SMC an additional fee of 15% of any net gain derived from adding net realized capital gains and losses and net unrealized capital gains and losses in the bond and stock portfolios of the Company during the period from October 1, 1996 through September 30, 1997 (the fee was subsequently reduced from 15% to about 12.8% to reflect a reduction in the amount guaranteed). Pursuant to the amendment, during 1997 the Company paid SMC a fee of $133,464 for the twelve month period ended September 30, 1997. In September, 1997, the Company and Mr. Wells again amended the agreement to renew for another year (through September 22, 1998) the provisions set forth in the first amendment. However, on June 15, 1998, the bank released Mr. Wells' guaranty. No further fee was payable for the period after September 30, 1997.

                                 OTHER MATTERS

         The Company did not receive prior to March 16, 1999 notice of any other matters requiring a vote of shareholders to be brought before the Meeting (except for procedural matters), and the Company does not expect any such other matters to arise. If, however, any such other matters are presented, the persons named in the accompanying form of Proxy or their substitutes will vote thereon according to their judgment of the best interests of the Company.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         On November 11, 1998, the Board of Directors approved the appointment of Ernst & Young, LLP as the Company's independent public accountants and auditors with respect to the Company's financial statements for the year ending December 31, 1998. Ernst & Young, LLP has conducted the audits of the Company since its organization in 1990 and has conducted the audits of Citizens Security since the year ended December 31, 1989. The Board of Directors ordinarily selects an independent certified public accountant and auditor for a year in the last half of the year. It has not yet made a selection for the current year.

         It is expected that a representative of Ernst & Young, LLP will be present at the Meeting, will have the opportunity to make a statement if the representative desires to do so, and will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

         Financial statements of the Company for its most recent year are contained in the 1998 Annual Report to Shareholders, a copy of which is included with the copies of this Proxy Statement mailed to shareholders. Additional copies are available to shareholders on request addressed to the President, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243. The Annual Report and such financial statements are not to be considered as part of this Proxy Statement because they are not deemed material for the exercise of prudent judgment in regard to the matters to be acted upon at the Meeting.

                           PROPOSALS BY SHAREHOLDERS

         Any proposal that a shareholder may desire to be included in the Board of Directors' proxy statement and form of proxy for presentation at the 2000 Annual Meeting of Shareholders must be received by the Company not later than December 23, 1999. Any other proposal that a shareholder may desire to bring before the 2000 Annual Meeting of Shareholders must be received by the Company not later than March 6, 2000. All such proposals should be sent to: the Secretary of the Company at The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243.

                              GENERAL INFORMATION

         This solicitation of proxies by the Board of Directors is being conducted primarily by mail. The Company will bear the costs of the solicitation, which may include reimbursement paid to brokerage firms and others for their reasonable expenses in forwarding solicitation material for the Meeting to beneficial owners. Certain officers, directors, and regular employees of the Company may also solicit proxies on behalf of the Board of Directors by means of telephone calls, personal interviews, and mail at no additional expense to the Company, except any actual out-of-pocket communications charges that, if incurred, are not expected to exceed $500.

         All shareholders who do not expect to attend the Meeting are urged to complete, date, sign, and return the accompanying form of Proxy in the return envelope enclosed for that purpose.

                                   APPENDIX A

                         CITIZENS FINANCIAL CORPORATION
                             1999 STOCK OPTION PLAN

         1. PURPOSE. The purpose of the Citizens Financial Corporation 1999 Stock Option Plan is to promote the interests of the Company by affording an incentive to directors and key employees to continue their service to the Company and its Subsidiaries and to use their best efforts on its behalf and further to aid the Company and its Subsidiaries in attracting, maintaining, and developing capable personnel of a caliber required to ensure the continued success of the Company and its Subsidiaries by having the means to offer to such persons an opportunity to acquire or increase their proprietary interest in the Company through the granting of incentive stock options and nonstatutory stock options to purchase the Company's stock pursuant to the terms of the Plan.

         2.       DEFINITIONS.

                  A. "BOARD"  means the Company's Board of Directors.

                  B. "CHANGE IN CONTROL" means: (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person that is not controlled by the Company, (b) the approval by the Company shareholders of any plan or proposal for the liquidation or dissolution of the Company, or (c) a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to
Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a change in control shall be deemed to have occurred at such time as (i) any Person becomes after the date this Plan is approved or ratified by the Company's shareholders the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of 30% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors unless the Board shall have expressly approved the transaction or acquisition that resulted in such Person becoming the beneficial owner of such voting power, or (ii) individuals who constitute the board of directors of the Company on the date this Plan is approved or ratified by the Company's shareholders cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising or deemed pursuant hereto to comprise the Board on the date this Plan is approved or ratified by the Company's shareholders (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director) shall be, for purposes of this clause (ii) considered as though such person were a member of the Board on the date this Plan is approved or ratified by the Company's shareholders.

                  C. "CLASS A STOCK" means the Company's Class A Stock, no par value, or the common stock or securities of a Successor that have been substituted therefor pursuant to Section 9.

                  D. "CODE" means the Internal Revenue Code of 1986, as amended.

                  E. "COMPANY" means Citizens Financial Corporation, with its principal place of business at The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243.

                  F. "DISABILITY" means, as defined by and to be construed in accordance with Code Section 22(e)(3), any medically determinable physical or mental impairment that is expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and that renders Optionee unable to engage in any substantial gainful activity. An Optionee shall not be considered to have a Disability unless Optionee furnishes proof of the existence thereof in such form and manner, and at such time, as the Board may require.

                  G. "ISO" means an option to purchase Class A Stock that at the time the option is granted qualifies as an incentive stock option within the meaning of Code Section 422.

                  H. "NSO" means a nonstatutory stock option to purchase Class A Stock that at the time the option is granted does not qualify as an ISO.

                  I. "OPTION PRICE" means the price to be paid for Class A Stock upon the exercise of an option, in accordance with Section 7.E.

                  J. "OPTIONEE" means a director or key employee to whom an option has been granted under the Plan.

                  K. "OPTIONEE'S   REPRESENTATIVE"    means    the      personal
representative of Optionee's estate, and after final settlement of Optionee's estate, the successor or successors entitled thereto by law.

                  L. "PLAN" means the Citizens Financial Corporation 1999 Stock Option Plan, as set forth herein, and as amended from time to time.

                  M. "SUBSIDIARY" means any corporation that at the time an option is granted qualifies as a subsidiary of the Company as defined by Code Section 424(f).

                  N. "SUCCESSOR" means the entity surviving a Change in Control.

                  O. "TEN PERCENT SHAREHOLDER" means an employee (including an employee director) who, at the time an option is granted, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or Subsidiary employing Optionee or of its parent (within the meaning of Code Section 424(e)) or subsidiary (within the meaning of Code Section 424(f)) corporation.

         3.       SHARES SUBJECT TO PLAN.

                  A. AUTHORIZED UNISSUED OR TREASURY SHARES. Subject to Section 9, shares to be delivered upon exercise of options shall be made available, at the discretion of the Board, from the authorized unissued shares of Class A Stock.

                  B. AGGREGATE NUMBER OF SHARES. Subject to adjustments and substitutions made pursuant to Section 9, the aggregate number of shares that may be issued upon exercise of all options that may be granted under the Plan shall not exceed one hundred ten thousand (110,000) of the Company's authorized shares of Class A Stock.

                  C. SHARES SUBJECT TO EXPIRED OPTIONS. Shares of Class A Stock subject to, but not delivered under, an option that expires or terminates for any reason without having been fully exercised shall be available for any lawful corporate purpose, including for transfer pursuant to other options granted to the same director or key employee or other directors or key employees without decreasing the aggregate number of shares of Class A Stock that may be granted under the Plan.

         4. ADMINISTRATION. The Plan shall be administered by the Board. The Board shall have full power and authority to construe, interpret, and administer the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem proper and in the Company's best interest.

         5. GRANT OF OPTIONS. Subject to the terms and conditions of the Plan, the Board shall have exclusive jurisdiction and discretion to: [i] select the directors and key employees to whom options are awarded; [ii] authorize the award of ISOs, NSOs or a combination of ISOs and NSOs; [iii] determine the number of shares of Class A Stock subject to each option; [iv] determine the time(s) when options will be granted, the manner in which each option is exercisable, and the duration of the exercise period; [v] fix other provisions of the option agreement that it deems necessary or desirable consistent with the terms of the Plan; and [vi] determine all other questions relating to the administration of the Plan. The interpretation of any provision of the Plan by the Board shall be final, conclusive, and binding upon all persons and the officers of the Company shall place into effect and shall cause the Company to perform its obligations under the Plan in accordance with the determinations of the Board in administering the Plan.

         6. ELIGIBILITY. Directors and key employees of the Company and its Subsidiaries, including officers and directors, shall be eligible to receive options under the Plan; provided that no director or other person who is not also an employee of the Company or a Subsidiary shall be eligible to receive an ISO. Directors and key employees to whom options may be granted will be those selected by the Board from time to time who, in the Board's sole discretion, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company and its Subsidiaries.

         7. TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Plan shall be evidenced by an option agreement signed by Optionee and by a member of the Board on the Company's behalf. An option agreement shall constitute a binding contract between the Company and Optionee, and every Optionee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of the Plan and of the option agreement. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions that are not inconsistent with the Plan as the Board deems appropriate.

                  A. $100,000 ISO LIMITATION. The aggregate fair market value (determined as of the option grant date) of the stock for which ISOs will first become exercisable by an Optionee in any calendar year under all ISO plans of Optionee's employer corporation and its parent corporation and Subsidiaries shall not exceed One Hundred Thousand Dollars ($100,000.00). Options granted in excess of this limitation shall constitute NSOs.

                  B. OPTION PERIOD. Subject to Section 7.F, each option agreement shall specify the period during which the option is exercisable and shall provide for expiration of the option at the end of such period. The Board may extend the period except that no extension shall be made without Optionee's consent if the extension would disqualify the option as an ISO.

                  C. OPTION VESTING. Each option agreement shall specify the time(s) during the option period that the option vests and becomes exercisable. The option agreement may provide for vesting and exercise of the option in installments.

                  D. ACCELERATION OF OPTION VESTING.

                         [1]    CHANGE IN CONTROL.  The Board may provide in the
                     option agreement for the exercise dates of outstanding options to accelerate and be fully or partially exercisable on or after the date of a Change in Control.

                         [2]    DEATH OR DISABILITY.  The  Board  may provide in
                     the option agreement for the exercise dates of outstanding options to accelerate and be fully or partially exercisable upon termination of Optionee's employment due to death and/or Disability.

                  E. OPTION PRICE. The Option Price per share of Class A Stock shall be determined by the Board at the time an option is granted, provided that the Option Price for an ISO shall be not less than fair market value at the time of grant (one hundred ten percent (110%) of the fair market value at the time of grant in the case of an ISO granted to a Ten Percent Shareholder). The Option Price shall be subject to adjustments in accordance with Section 9. The fair market value of Class A Stock on any given measurement date shall be determined as follows: [i] if the Class A Stock is traded on the over-the-counter market, the closing sale price for the Class A Stock in the over-the-counter market on the measurement date (or if there was no sale of the Class A Stock on that date, on the immediately preceding date on which there was a sale of the Class A Stock), as reported by the National Association of Securities Dealers Automated Quotation System; or [ii] if the Class A Stock is listed on a national securities exchange, the closing sale price for the Class A Stock on the Composite Tape on the measurement date; or [iii] if the Class A Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

                  F. OPTION EXPIRATION. An option shall cease to be exercisable upon expiration. Each option agreement shall specify the expiration date for the option. Notwithstanding the foregoing, the option agreement may not provide for an ISO to expire more than ten (10) years after the date of grant (five (5) years in the case of an ISO granted to a Ten Percent Shareholder). Upon Optionee's death, options may be exercised, to the extent exercisable by Optionee on the date of Optionee's death, by Optionee's Representative at any time before expiration of the option.

                  G. LEAVES OF ABSENCE. The Board may, in its discretion, treat all or any portion of any period during which an Optionee is on military or on an approved leave of absence from the Company or a Subsidiary as a period of employment of the Optionee by the Company or Subsidiary for purposes of accrual of rights under the Plan. Notwithstanding the foregoing, in the case of an ISO, if a leave of absence exceeds ninety (90) days and reemployment is not guaranteed by contract or statute, Optionee's employment by the Company or a Subsidiary shall be deemed to have terminated on the 91st day of the leave.

                  H. PAYMENT OF OPTION PRICE. Each option shall provide that the Option Price shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Board deems appropriate, including, but not limited to, Class A Stock already owned by Optionee having a total fair market value, as determined by the Board, equal to the Option Price, or a combination of cash and Class A Stock having a total fair market value, as determined by the Board, equal to the Option Price.

                  I. MANNER OF EXERCISE. To exercise an option, Optionee shall deliver to the Company, or in the case of a cashless exercise, to a broker-dealer in the Class A Stock with the original copy to the Company, the following: [i] seven (7) days' advance written notice specifying the number of shares as to which the option is being exercised and, if determined by counsel for the Company to be necessary, representing that such shares are being acquired for investment purposes only and not for purpose of resale or distribution; and [ii] payment by Optionee, or the broker-dealer, for such shares in cash, or if the Board in its discretion agrees to so accept, by delivery to the Company of other Class A Stock owned by Optionee, or in some combination of cash and such Class A Stock acceptable to the Board. At the expiration of the seven (7) day notice period, and provided that all conditions precedent contained in the Plan are satisfied, the Company shall, without transfer or issuance tax or other incidental expenses to Optionee, deliver to Optionee, at the offices of the Company, a certificate or certificates for the Class A Stock. If Optionee fails to accept delivery of the Class A Stock, Optionee's right to exercise the applicable portion of the option shall terminate. If payment of the Option Price is made in Class A Stock, the value of the Class A Stock used for payment of the Option Price shall be the fair market value of the Class A Stock, determined in accordance with Section 7.E, on the business day preceding the day written notice of exercise is delivered to the Company. Subject to the terms and conditions of any applicable option agreement, any option granted under the Plan may be exercised in whole or in part in installments at such time or times as the Board may prescribe in the applicable option agreement.

                  J. EXERCISES CAUSING LOSS OF COMPENSATION DEDUCTION. No part of an option may be exercised to the extent the exercise would cause Optionee to have compensation from the Company and its affiliated companies for any year in excess of $1 million and that is nondeductible by the Company and its affiliated companies pursuant to Code Section 162(m). Any option not exercisable because of this limitation shall continue to be exercisable in any subsequent year in which the exercise would not cause the loss of the Company's or its affiliated companies' compensation tax deduction, provided such exercise occurs before the option expires, and otherwise complies with the terms and conditions of the Plan and option agreement.

                  K. INVESTMENT REPRESENTATION. Each option agreement may provide that, upon demand by the Board, Optionee or Optionee's Representative shall deliver to the Board at the time of exercise of an option or portion thereof a written representation that the shares are being acquired for investment and not for resale or distribution. Delivery of the representation, if required by the Board, shall be a condition precedent to the right of Optionee or Optionee's Representative to exercise the option.

                  L. ISOS. Each option agreement that provides for the grant of an ISO shall contain such terms and provisions as the Board deems necessary or desirable to qualify the option as an ISO within the meaning of Code Section 422.

                  M. TRANSFERABILITY OF OPTIONS. Options granted under the Plan may not be transferred by the Optionee except by will or the laws of descent and distribution, and may be exercised only by the Optionee during the Optionee's lifetime.

                  N. NO RIGHTS AS SHAREHOLDER. No Optionee or Optionee's Representative shall have any rights as a shareholder with respect to Class A Stock subject to an option before the date of transfer to the Optionee of a certificate or certificates for such shares.

                  O. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither the Plan nor any option granted under the Plan shall confer upon any Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee's employment.

         8. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options, and the obligation of the Company to sell and deliver Class A Stock under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Class A Stock before [i] the listing of the Class A Stock on any stock exchange or over-the-counter market on which the Class A Stock may then be listed and [ii] the completion of any registration or qualification of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable. To the extent the Company meets the then applicable requirements for the use thereof and to the extent the Company may do so without undue cost or expense, and subject to the determination by the Board of Directors of the Company that such action is in the Company's best interest, the Company intends to register the issuance and sale of such Class A Stock by the Company under federal and applicable state securities laws using a Form S-8 registration statement under the Securities Act of 1933, as amended, or such successor form as shall then be available.

         9.       CAPITAL ADJUSTMENTS AFFECTING STOCK, MERGERS AND
CONSOLIDATIONS.

                  A. CAPITAL ADJUSTMENTS. In the event of a capital adjustment in the Class A Stock resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of Class A Stock subject to the Plan and the number of shares under option shall be automatically adjusted to take into account such capital adjustment. The price of any share under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of the option.

                  B. MERGERS AND CONSOLIDATIONS. In the event the Company merges or consolidates with another entity, or all or a substantial portion of the Company's assets or outstanding capital stock are acquired (whether by merger, purchase or otherwise) by a Successor, the kind of shares that shall be subject to the Plan and to each outstanding option shall, automatically by virtue of such merger, consolidation or acquisition, be converted into and replaced by shares of stock of the Successor having rights and preferences no less favorable than the Class A Stock, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such merger, consolidation or acquisition, each Optionee shall have the right to purchase [i] that number of shares of stock of the Successor that have a value equal, as of the date of such merger, conversion or acquisition, to the value, as of the date of such merger, conversion or acquisition, of the shares of Class A Stock of the Company theretofore subject to Optionee's option, [ii] for a purchase price per share that, when multiplied by the number of shares of stock of the Successor subject to the option, equal the aggregate exercise price at which Optionee could have acquired all of the shares of Class A Stock of the Company theretofore optioned to Optionee.

                  C. NO EFFECT ON COMPANY'S RIGHTS. The granting of an option pursuant to the Plan shall not affect in any way the right and power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

         10. AMENDMENT, SUSPENSION, OR TERMINATION. The Board shall have the right, at any time, to amend, suspend or terminate the Plan in any respect that it may deem to be in the best interests of the Company, except that no amendment shall be made without approval by shareholders of the Company holding not less than a majority of the votes represented and entitled to be voted at a duly held meeting of the Company's shareholders that would: [i] change the aggregate number of shares of Class A Stock which may be delivered under the Plan, except as provided in Section 9; or [ii] change the employees or class of employees eligible to receive ISOs; or [iii] require shareholder approval under applicable federal or state laws.

         11. EFFECTIVE DATE, TERM AND APPROVAL. The effective date of the Plan shall be March 31, 1999 (the date of Board adoption of the Plan), subject to approval by shareholders of the Company holding not less than a majority of the shares present and voting at its 1999 annual meeting on May 20, 1999. The Plan shall terminate ten (10) years after the effective date of the Plan and no options may be granted under the Plan after such time, but any option granted prior thereto may be exercised in accordance with its terms.

         12. SEVERABILITY. The invalidity or unenforceability of any provision of the Plan or option agreement under the Plan shall not affect the validity and enforceability of the remaining provisions of the Plan and the option agreement, and the invalid or unenforceable provision shall be stricken to the extent necessary to preserve the validity and enforceability of the Plan and the options granted hereunder.

         13. GOVERNING LAW. The Plan shall be governed by the laws of the Commonwealth of Kentucky.

                  Dated this 31st day of March, 1999.

                                        CITIZENS FINANCIAL CORPORATION


                                     By:
                                             Chief Executive Officer

                           APPENDIX TO PROXY STATEMENT
                               FORM OF PROXY CARD

                                                                     (Front)

PROXY

                         CITIZENS FINANCIAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR SHAREHOLDERS MEETING ON MAY 20, 1999


                  The undersigned hereby appoints James L. Head and Len E. Schweitzer and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 1999 Annual Meeting of Shareholders of Citizens Financial Corporation to be held at the office of the Company, The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky on Thursday, May 20, 1999 at 3:00 p.m. Eastern Daylight Time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:


    1.    ELECTION OF DIRECTORS
          Nominees: John H. Harralson, Jr., Lane A. Hersman, Frank T. Kiley, Charles A. Mays, Earle V. Powell, Thomas G. Ward, Darrell R. Wells and Margaret A. Wells.

          [ ] VOTE FOR all nominees listed above, except vote withheld from following nominees (if any):

          ----------------------------------------------------------------------

          OR

          [ ] VOTE WITHHELD from all nominees listed above.

    2. APPROVAL OF THE PROPOSED CITIZENS FINANCIAL CORPORATION 1999 STOCK OPTION PLAN as described in the Board of Directors' Proxy Statement for the Meeting

          [ ] VOTE FOR

          ----------------------------------------------------------------------
          OR

          [ ] VOTE AGAINST

          ----------------------------------------------------------------------
          OR

          [ ] VOTE WITHHELD

    3.    OTHER MATTERS
          In their discretion, to vote with respect to any other matters that may come before the Meeting or any adjournments thereof, including matters incident to its conduct.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 1 WITH THE DISCRETIONARY AUTHORITY SET FORTH IN THE ACCOMPANYING PROXY STATEMENT AND FOR APPROVAL OF THE PROPOSED CITIZENS FINANCIAL CORPORATION 1999 STOCK OPTION PLAN.

                    PLEASE DATE AND SIGN ON THE REVERSE SIDE


        20                                                                (Back)


                                           Dated:_______________, 1999
PLEASE SIGN EXACTLY AS
NAME APPEARS BELOW                         ______________________Signature

                                           ______________________Signature

                                           (JOINT OWNERS SHOULD EACH SIGN.
                                            ATTORNEYS-IN-FACT, EXECUTORS,
                                            ADMINISTRATORS, CUSTODIANS,
                                            PARTNERS, OR CORPORATION OFFICERS
                                            SHOULD GIVE FULL TITLE).

                                  PLEASE DATE, SIGN, AND RETURN THIS PROXY
                                    IN THE ENCLOSED ENVELOPE PROMPTLY.
                                     NO POSTAGE IS NECESSARY IF MAILED
                                            IN THE UNITED STATES.

                           APPENDIX TO PROXY STATEMENT
                               COMPENSATION PLAN

                        CITIZENS FINANCIAL CORPORATION
                             1999 STOCK OPTION PLAN

         1. PURPOSE. The purpose of the Citizens Financial Corporation 1999 Stock Option Plan is to promote the interests of the Company by affording an incentive to directors and key employees to continue their service to the Company and its Subsidiaries and to use their best efforts on its behalf and further to aid the Company and its Subsidiaries in attracting, maintaining, and developing capable personnel of a caliber required to ensure the continued success of the Company and its Subsidiaries by having the means to offer to such persons an opportunity to acquire or increase their proprietary interest in the Company through the granting of incentive stock options and nonstatutory stock options to purchase the Company's stock pursuant to the terms of the Plan.

         2.       DEFINITIONS.

                  A. "BOARD"  means the Company's Board of Directors.

                  B. "CHANGE IN CONTROL" means: (a) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person that is not controlled by the Company, (b) the approval by the Company shareholders of any plan or proposal for the liquidation or dissolution of the Company, or (c) a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to
Item 1(a) of the Current Report on Form 8-K, as in effect on the effective date of the Plan, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, such a change in control shall be deemed to have occurred at such time as (i) any Person becomes after the date this Plan is approved or ratified by the Company's shareholders the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of 30% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors unless the Board shall have expressly approved the transaction or acquisition that resulted in such Person becoming the beneficial owner of such voting power, or (ii) individuals who constitute the board of directors of the Company on the date this Plan is approved or ratified by the Company's shareholders cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors comprising or deemed pursuant hereto to comprise the Board on the date this Plan is approved or ratified by the Company's shareholders (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director) shall be, for purposes of this clause (ii) considered as though such person were a member of the Board on the date this Plan is approved or ratified by the Company's shareholders.

                  C. "CLASS A STOCK" means the Company's Class A Stock, no par value, or the common stock or securities of a Successor that have been substituted therefor pursuant to Section 9.

                  D. "CODE" means the Internal Revenue Code of 1986, as amended.

                  E. "COMPANY" means Citizens Financial Corporation, with its principal place of business at The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243.

                  F. "DISABILITY" means, as defined by and to be construed in accordance with Code Section 22(e)(3), any medically determinable physical or mental impairment that is expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months, and that renders Optionee unable to engage in any substantial gainful activity. An Optionee shall not be considered to have a Disability unless Optionee furnishes proof of the existence thereof in such form and manner, and at such time, as the Board may require.

                  G. "ISO" means an option to purchase Class A Stock that at the time the option is granted qualifies as an incentive stock option within the meaning of Code Section 422.

                  H. "NSO" means a nonstatutory stock option to purchase Class A Stock that at the time the option is granted does not qualify as an ISO.

                  I. "OPTION PRICE" means the price to be paid for Class A Stock upon the exercise of an option, in accordance with Section 7.E.

                  J. "OPTIONEE" means a director or key employee to whom an option has been granted under the Plan.

                  K. "OPTIONEE'S   REPRESENTATIVE"   means     the      personal
representative of Optionee's estate, and after final   settlement  of Optionee's
estate, the successor or successors entitled thereto by law.

                  L. "PLAN" means the Citizens Financial Corporation 1999 Stock Option Plan, as set forth herein, and as amended from time to time.

                  M. "SUBSIDIARY" means any corporation that at the time an option is granted qualifies as a subsidiary of the Company as defined by Code Section 424(f).

                  N. "SUCCESSOR" means the entity surviving a Change in Control.

                  O. "TEN PERCENT SHAREHOLDER" means an employee (including an employee director) who, at the time an option is granted, owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or Subsidiary employing Optionee or of its parent (within the meaning of Code Section 424(e)) or subsidiary (within the meaning of Code Section 424(f)) corporation.

         3.       SHARES SUBJECT TO PLAN.

                  A. AUTHORIZED UNISSUED OR TREASURY SHARES. Subject to Section 9, shares to be delivered upon exercise of options shall be made available, at the discretion of the Board, from the authorized unissued shares of Class A Stock.

                  B. AGGREGATE NUMBER OF SHARES. Subject to adjustments and substitutions made pursuant to Section 9, the aggregate number of shares that may be issued upon exercise of all options that may be granted under the Plan shall not exceed one hundred ten thousand (110,000) of the Company's authorized shares of Class A Stock.

                  C. SHARES SUBJECT TO EXPIRED OPTIONS. Shares of Class A Stock subject to, but not delivered under, an option that expires or terminates for any reason without having been fully exercised shall be available for any lawful corporate purpose, including for transfer pursuant to other options granted to the same director or key employee or other directors or key employees without decreasing the aggregate number of shares of Class A Stock that may be granted under the Plan.

         4. ADMINISTRATION. The Plan shall be administered by the Board. The Board shall have full power and authority to construe, interpret, and administer the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem proper and in the Company's best interest.

         5. GRANT OF OPTIONS. Subject to the terms and conditions of the Plan, the Board shall have exclusive jurisdiction and discretion to: [i] select the directors and key employees to whom options are awarded; [ii] authorize the award of ISOs, NSOs or a combination of ISOs and NSOs; [iii] determine the number of shares of Class A Stock subject to each option; [iv] determine the time(s) when options will be granted, the manner in which each option is exercisable, and the duration of the exercise period; [v] fix other provisions of the option agreement that it deems necessary or desirable consistent with the terms of the Plan; and [vi] determine all other questions relating to the administration of the Plan. The interpretation of any provision of the Plan by the Board shall be final, conclusive, and binding upon all persons and the officers of the Company shall place into effect and shall cause the Company to perform its obligations under the Plan in accordance with the determinations of the Board in administering the Plan.

         6. ELIGIBILITY. Directors and key employees of the Company and its Subsidiaries, including officers and directors, shall be eligible to receive options under the Plan; provided that no director or other person who is not also an employee of the Company or a Subsidiary shall be eligible to receive an ISO. Directors and key employees to whom options may be granted will be those selected by the Board from time to time who, in the Board's sole discretion, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company and its Subsidiaries.

         7. TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Plan shall be evidenced by an option agreement signed by Optionee and by a member of the Board on the Company's behalf. An option agreement shall constitute a binding contract between the Company and Optionee, and every Optionee, upon acceptance of such option agreement, shall be bound by the terms and restrictions of the Plan and of the option agreement. Such agreement shall be subject to the following express terms and conditions and to such other terms and conditions that are not inconsistent with the Plan as the Board deems appropriate.

                  A. $100,000 ISO LIMITATION. The aggregate fair market value (determined as of the option grant date) of the stock for which ISOs will first become exercisable by an Optionee in any calendar year under all ISO plans of Optionee's employer corporation and its parent corporation and Subsidiaries shall not exceed One Hundred Thousand Dollars ($100,000.00). Options granted in excess of this limitation shall constitute NSOs.

                  B. OPTION PERIOD. Subject to Section 7.F, each option agreement shall specify the period during which the option is exercisable and shall provide for expiration of the option at the end of such period. The Board may extend the period except that no extension shall be made without Optionee's consent if the extension would disqualify the option as an ISO.

                  C. OPTION VESTING. Each option agreement shall specify the time(s) during the option period that the option vests and becomes exercisable. The option agreement may provide for vesting and exercise of the option in installments.

                  D. ACCELERATION OF OPTION VESTING.

                         [1]    CHANGE IN CONTROL.  The Board may provide in the
                     option agreement for the exercise dates of outstanding options to accelerate and be fully or partially exercisable on or after the date of a Change in Control.

                         [2]    DEATH OR DISABILITY.  The  Board  may provide in
                     the option agreement for the exercise dates of outstanding options to accelerate and be fully or partially exercisable upon termination of Optionee's employment due to death and/or Disability.

                  E. OPTION PRICE. The Option Price per share of Class A Stock shall be determined by the Board at the time an option is granted, provided that the Option Price for an ISO shall be not less than fair market value at the time of grant (one hundred ten percent (110%) of the fair market value at the time of grant in the case of an ISO granted to a Ten Percent Shareholder). The Option Price shall be subject to adjustments in accordance with Section 9. The fair market value of Class A Stock on any given measurement date shall be determined as follows: [i] if the Class A Stock is traded on the over-the-counter market, the closing sale price for the Class A Stock in the over-the-counter market on the measurement date (or if there was no sale of the Class A Stock on that date, on the immediately preceding date on which there was a sale of the Class A Stock), as reported by the National Association of Securities Dealers Automated Quotation System; or [ii] if the Class A Stock is listed on a national securities exchange, the closing sale price for the Class A Stock on the Composite Tape on the measurement date; or [iii] if the Class A Stock is neither traded on the over-the-counter market nor listed on a national securities exchange, such value as the Board, in good faith, shall determine.

                  F. OPTION EXPIRATION. An option shall cease to be exercisable upon expiration. Each option agreement shall specify the expiration date for the option. Notwithstanding the foregoing, the option agreement may not provide for an ISO to expire more than ten (10) years after the date of grant (five (5) years in the case of an ISO granted to a Ten Percent Shareholder). Upon Optionee's death, options may be exercised, to the extent exercisable by Optionee on the date of Optionee's death, by Optionee's Representative at any time before expiration of the option.

                  G. LEAVES OF ABSENCE. The Board may, in its discretion, treat all or any portion of any period during which an Optionee is on military or on an approved leave of absence from the Company or a Subsidiary as a period of employment of the Optionee by the Company or Subsidiary for purposes of accrual of rights under the Plan. Notwithstanding the foregoing, in the case of an ISO, if a leave of absence exceeds ninety (90) days and reemployment is not guaranteed by contract or statute, Optionee's employment by the Company or a Subsidiary shall be deemed to have terminated on the 91st day of the leave.

                  H. PAYMENT OF OPTION PRICE. Each option shall provide that the Option Price shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Board deems appropriate, including, but not limited to, Class A Stock already owned by Optionee having a total fair market value, as determined by the Board, equal to the Option Price, or a combination of cash and Class A Stock having a total fair market value, as determined by the Board, equal to the Option Price.

                  I. MANNER OF EXERCISE. To exercise an option, Optionee shall deliver to the Company, or in the case of a cashless exercise, to a broker-dealer in the Class A Stock with the original copy to the Company, the following: [i] seven (7) days' advance written notice specifying the number of shares as to which the option is being exercised and, if determined by counsel for the Company to be necessary, representing that such shares are being acquired for investment purposes only and not for purpose of resale or distribution; and [ii] payment by Optionee, or the broker-dealer, for such shares in cash, or if the Board in its discretion agrees to so accept, by delivery to the Company of other Class A Stock owned by Optionee, or in some combination of cash and such Class A Stock acceptable to the Board. At the expiration of the seven (7) day notice period, and provided that all conditions precedent contained in the Plan are satisfied, the Company shall, without transfer or issuance tax or other incidental expenses to Optionee, deliver to Optionee, at the offices of the Company, a certificate or certificates for the Class A Stock. If Optionee fails to accept delivery of the Class A Stock, Optionee's right to exercise the applicable portion of the option shall terminate. If payment of the Option Price is made in Class A Stock, the value of the Class A Stock used for payment of the Option Price shall be the fair market value of the Class A Stock, determined in accordance with Section 7.E, on the business day preceding the day written notice of exercise is delivered to the Company. Subject to the terms and conditions of any applicable option agreement, any option granted under the Plan may be exercised in whole or in part in installments at such time or times as the Board may prescribe in the applicable option agreement.

                  J. EXERCISES CAUSING LOSS OF COMPENSATION DEDUCTION. No part of an option may be exercised to the extent the exercise would cause Optionee to have compensation from the Company and its affiliated companies for any year in excess of $1 million and that is nondeductible by the Company and its affiliated companies pursuant to Code Section 162(m). Any option not exercisable because of this limitation shall continue to be exercisable in any subsequent year in which the exercise would not cause the loss of the Company's or its affiliated companies' compensation tax deduction, provided such exercise occurs before the option expires, and otherwise complies with the terms and conditions of the Plan and option agreement.

                  K. INVESTMENT REPRESENTATION. Each option agreement may provide that, upon demand by the Board, Optionee or Optionee's Representative shall deliver to the Board at the time of exercise of an option or portion thereof a written representation that the shares are being acquired for investment and not for resale or distribution. Delivery of the representation, if required by the Board, shall be a condition precedent to the right of Optionee or Optionee's Representative to exercise the option.

                  L. ISOS. Each option agreement that provides for the grant of an ISO shall contain such terms and provisions as the Board deems necessary or desirable to qualify the option as an ISO within the meaning of Code Section 422.

                  M. TRANSFERABILITY OF OPTIONS. Options granted under the Plan may not be transferred by the Optionee except by will or the laws of descent and distribution, and may be exercised only by the Optionee during the Optionee's lifetime.

                  N. NO RIGHTS AS SHAREHOLDER. No Optionee or Optionee's Representative shall have any rights as a shareholder with respect to Class A Stock subject to an option before the date of transfer to the Optionee of a certificate or certificates for such shares.

                  O. NO RIGHTS TO CONTINUED EMPLOYMENT. Neither the Plan nor any option granted under the Plan shall confer upon any Optionee any right with respect to continuance of employment by the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee's employment.

         8. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options, and the obligation of the Company to sell and deliver Class A Stock under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for Class A Stock before [i] the listing of the Class A Stock on any stock exchange or over-the-counter market on which the Class A Stock may then be listed and [ii] the completion of any registration or qualification of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable. To the extent the Company meets the then applicable requirements for the use thereof and to the extent the Company may do so without undue cost or expense, and subject to the determination by the Board of Directors of the Company that such action is in the Company's best interest, the Company intends to register the issuance and sale of such Class A Stock by the Company under federal and applicable state securities laws using a Form S-8 registration statement under the Securities Act of 1933, as amended, or such successor form as shall then be available.

         9.       CAPITAL ADJUSTMENTS AFFECTING STOCK, MERGERS AND
CONSOLIDATIONS.

                  A. CAPITAL ADJUSTMENTS. In the event of a capital adjustment in the Class A Stock resulting from a stock dividend, stock split, reorganization, merger, consolidation, or a combination or exchange of shares, the number of shares of Class A Stock subject to the Plan and the number of shares under option shall be automatically adjusted to take into account such capital adjustment. The price of any share under option shall be adjusted so that there will be no change in the aggregate purchase price payable upon exercise of the option.

                  B. MERGERS AND CONSOLIDATIONS. In the event the Company merges or consolidates with another entity, or all or a substantial portion of the Company's assets or outstanding capital stock are acquired (whether by merger, purchase or otherwise) by a Successor, the kind of shares that shall be subject to the Plan and to each outstanding option shall, automatically by virtue of such merger, consolidation or acquisition, be converted into and replaced by shares of stock of the Successor having rights and preferences no less favorable than the Class A Stock, and the number of shares subject to the option and the purchase price per share upon exercise of the option shall be correspondingly adjusted, so that, by virtue of such merger, consolidation or acquisition, each Optionee shall have the right to purchase [i] that number of shares of stock of the Successor that have a value equal, as of the date of such merger, conversion or acquisition, to the value, as of the date of such merger, conversion or acquisition, of the shares of Class A Stock of the Company theretofore subject to Optionee's option, [ii] for a purchase price per share that, when multiplied by the number of shares of stock of the Successor subject to the option, equal the aggregate exercise price at which Optionee could have acquired all of the shares of Class A Stock of the Company theretofore optioned to Optionee.

                  C. NO EFFECT ON COMPANY'S RIGHTS. The granting of an option pursuant to the Plan shall not affect in any way the right and power of the Company to make adjustments, reorganizations, reclassifications, or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

         10. AMENDMENT, SUSPENSION, OR TERMINATION. The Board shall have the right, at any time, to amend, suspend or terminate the Plan in any respect that it may deem to be in the best interests of the Company, except that no amendment shall be made without approval by shareholders of the Company holding not less than a majority of the votes represented and entitled to be voted at a duly held meeting of the Company's shareholders that would: [i] change the aggregate number of shares of Class A Stock which may be delivered under the Plan, except as provided in Section 9; or [ii] change the employees or class of employees eligible to receive ISOs; or [iii] require shareholder approval under applicable federal or state laws.

         11. EFFECTIVE DATE, TERM AND APPROVAL. The effective date of the Plan shall be March 31, 1999 (the date of Board adoption of the Plan), subject to approval by shareholders of the Company holding not less than a majority of the shares present and voting at its 1999 annual meeting on May 20, 1999. The Plan shall terminate ten (10) years after the effective date of the Plan and no options may be granted under the Plan after such time, but any option granted prior thereto may be exercised in accordance with its terms.

         12. SEVERABILITY. The invalidity or unenforceability of any provision of the Plan or option agreement under the Plan shall not affect the validity and enforceability of the remaining provisions of the Plan and the option agreement, and the invalid or unenforceable provision shall be stricken to the extent necessary to preserve the validity and enforceability of the Plan and the options granted hereunder.

         13. GOVERNING LAW. The Plan shall be governed by the laws of the Commonwealth of Kentucky.

                  Dated this 31st day of March, 1999.

                                        CITIZENS FINANCIAL CORPORATION


                                     By:
                                             Chief Executive Officer